UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2003

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas	1-06446	48-0290000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Representatives of Kinder Morgan, Inc. (“KMI”), Kinder Morgan Energy Partners, L.P. (“KMP”) and Kinder Morgan Management, LLC (“KMR”) intend to make presentations on January 22, 2003 at the Kinder Morgan 2003 Analyst Conference to address the fiscal year 2002 results, the fiscal year 2003 outlook, and other business information about KMI, KMP and KMR. Prior to the meetings, interested parties will be able to view the materials presented at the meetings by visiting KMI’s web site at: http://www.kindermorgan.com/investor/presentations. Interested parties may also access the presentations by audio webcast, both live and on-demand. The live presentations can be accessed at http://www.videonewswire.com/event.asp?id=10577 by choosing the webcast link and completing the registration page. The live presentations are scheduled to begin at 9:30 a.m. E.S.T. An on-demand webcast (replay) for the presentations will be available within 24 hours of the actual presentation, will remain available for 45 days, and can also be accessed at http://www.videonewswire.com/event.asp?id=10577.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: January 21, 2003	By:	/s/ JOSEPH LISTENGART
Joseph Listengart
Vice President and General Counsel

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